UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 19, 2018

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment No.1 to Second Amended and Restated Credit Agreement

On February 19, 2018, Stein Mart, Inc. (“Stein Mart”) and Stein Mart Buying Corporation (“Buying Corp”) (collectively “Borrowers”) entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated February 3, 2015, (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Administrative Agent” and “Lender”).

The Amendment provides for, among other things, an accommodation period during which the Borrowers will not be required to meet the Fixed Charge Coverage Ratio (as defined in the Credit Agreement). This change will permit the Borrowers to borrow the full amount of the then applicable borrowing base until the Borrowers deliver their financial statements for the Measurement Period (as defined in the Credit Agreement) ending February 28, 2018, which delivery is expected to occur on or about March 19, 2018. Pursuant to the Amendment, a Cash Dominion Event (as defined in the Amendment) has occurred as of the effective date of the Amendment and at all times thereafter. The Amendment changes the frequency for the Borrowers’ delivery of Borrowing Base Certificates (as defined in the Credit Agreement) from monthly to weekly, with the first weekly certificate due on February 28, 2018. Also, pursuant to the Amendment, the Borrowers have agreed to allow the Administrative Agent to perform one (1) additional field exam and one (1) additional borrowing base appraisal each year at the Borrowers’ expense.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by Amendment No. 1 to the Second Amended and Restated Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Amendment No. 1 to Second Amended and Restated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: February 21, 2018	/s/ Gregory W. Kleffner
Gregory W. Kleffner Executive Vice President and Chief Financial Officer